UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2007
                                                           ------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                     0-28815                   06-1241321
           --------                     -------                   ----------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

    13 North Street, Litchfield, Connecticut                    06759
    ----------------------------------------                    -----
    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5  Corporate Governance and Management.
           -----------------------------------

         Item  5.05  Amendment  to  Registrant's  Code of  Ethics or Waiver of a
                     -----------------------------------------------------------
                     Provision of the Code of Ethics.
                     --------------------------------

                  On May 31, 2007, the Board of Directors of First Litchfield Financial Corporation and The First National Bank of Litchfield approved amendments to its Code of Ethics and Conflicts of Interest Policy (the "Code"). The amendments include non-substantive technical revisions in addition to substantive amendments, which include the following: (i) addition of provisions regarding the safeguarding of confidential information; (ii) addition of provisions regarding requirements to maintain strong internal controls over assets; (iii) addition of provisions regarding the need for candor in dealing with regulators, auditors and legal counsel; and (iv) addition of provisions describing requirements for senior financial officers of the Corporation to address certain Sarbanes-Oxley requirements. A copy of the Code, as amended, is furnished with this report as Exhibit 99.1.

Section 9.  Financial Statements and Exhibits.
            ---------------------------------

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

                  (c) Exhibit 99.1 Code of Ethics and Conflicts of Interest Policy.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   FIRST LITCHFIELD FINANCIAL CORPORATION


                                   By  /s/ Joseph J. Greco
                                           -------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer

Dated:   June 1, 2007


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